Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

WARRANT PURCHASE AGREEMENT

This WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of August 26, 2024 (the “Effective Date”), by and between Brand Engagement Network Inc., a Delaware corporation (the “Company”), and each warrantholder identified on the signature pages hereto (each, including its successors and assigns, a “Warrantholder” and collectively the “Warrantholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Purchase Agreement (defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, the Warrantholders and the Company have entered into a Share Assignment and Lock Up Release Agreement (the “Purchase Agreement”), dated as of the date hereof, pursuant to which the Warrantholders have agreed to transfer an aggregate of 960,000 shares of common stock of the Company par value $0.0001 per share (“Company Common Stock”) in exchange for a release of certain shares of Company Common Stock held by the Warrantholders from certain restrictions on transfer encumbering such shares of Company Common Stock; and

WHEREAS, as an inducement to enter into the Purchase Agreement, the Company desires to issue to each Warrantholder and each Warrantholder, severally and not jointly, desires to accept from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Warrantholder agree as follows:

1. Issuance of Warrants. In exchange for good and valuable consideration, the Company hereby agrees to issue to the Warrantholders, and each Warrantholder accepts as of the Effective Date, an aggregate 960,000 warrants to purchase Company Common Stock (the “Warrants”), with an exercise price of $5.00 per share (the “Exercise Price”) with an expiration period of five years from the date of issuance. The Company shall deliver to each Warrantholder its respective Warrants on the Effective Date, and the Company and each Warrantholder shall deliver the other items set forth in Section 6.1 of this Agreement. Settlement of the Common Warrants shall occur on the Effective Date, on which the Company shall issue the Warrants registered in each Warrantholder’s names and addresses on the books and records of the Company in the name and account of each Warrantholder, as applicable.

2. Representations and Warranties of the Company. As of the date hereof and as of the Closing Date, the Company represents and warrants to each Warrantholder, severally and not jointly. as follows:

2.1. Organization. The Company is an entity duly organized, validly existing and in good standing under the laws of Delaware.

2.2. Authority; Binding Effect. The Company has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent enforcement may be subject to (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting enforcement of creditors’ rights generally and (b) equitable limitations on the availability of specific remedies (whether considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”).

2.3. No Conflict or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court which the Company is subject to and aware of, or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound or (b) require any authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person.

2.4. No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Company, threatened against the Company which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

2.5. No Other Representations. Except for the representations and warranties contained in this Section 2, the Warrantholder acknowledges and agrees that neither the Company nor any of its affiliates has made or makes any other express, implied or statutory representation or warranty with respect to the Sale, including any representations or warranties as to the Company, its business, its future financial condition or results of operations, including with respect to any financial projections.

3. Representations and Warranties of the Warrantholder. As of the date hereof and the Closing Date, the Warrantholder hereby represents and warrants to the Company as follows:

3.1. Authority; Binding Effect. The Warrantholder has all requisite power and authority to enter into and perform this Agreement. The execution, delivery and performance by the Warrantholder of this Agreement have been duly authorized by all necessary action on the part of the Warrantholder. This Agreement has been duly executed and delivered by the Warrantholder and constitutes a legal, valid and binding obligation of the Warrantholder, enforceable against the Warrantholder in accordance with its terms, except to the extent enforcement may be subject to the Enforceability Exceptions.

3.2. No Conflict or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court which the Warrantholder is subject to and aware of, or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, instrument, order, judgment or decree to which the Warrantholder is a party or by which it is bound or (b) require any authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person.

3.3. Accredited Investor. The Warrantholder is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

3.4. Transfer Restrictions. The Warrantholder understands that the Warrants have not been registered under the Securities Act, and agrees not to sell or otherwise dispose of the Warrants without registration under the Securities Act, or pursuant to an available exemption therefrom.

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3.5. No Other Representations. Except for the representations and warranties contained in this Section 3, the Company acknowledges and agrees that neither the Warrantholder nor any of its affiliates has made or makes any other express, implied or statutory representation or warranty with respect to the Sale, including any representations or warranties as to the Company, its business, its future financial condition or results of operations, including with respect to any financial projections.

3.6. Resales. The Warrantholder agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell any of the Warrants or the Warrant Shares to be issued upon exercise thereof, or solicit any offers to purchase or acquire any of the Warrants or the Warrant Shares to be issued upon exercise thereof, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act and the rules and regulations thereunder and has been registered under any applicable state securities or “blue sky” laws or (ii) pursuant to an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws.

3.7. No Amendment. Except to the extent contemplated by this Agreement or otherwise with the prior written consent of the Warrantholder, the Company agrees not to consent to any amendment or modification of, or waiver to, the terms of the Warrant Agreement at any time following the date of this Agreement and prior to the Closing Date.

4. Closing Conditions.

4.1. Obligations of the Warrantholder. The obligations of the Warrantholder to consummate the transactions contemplated hereby shall be subject to the satisfaction of the following conditions (unless waived in writing by the Warrantholder):

4.1.1. Performance. All agreements, covenants and obligations required by the terms of this Agreement to be performed and complied with by the Company on or before the Closing Date shall have been so performed or complied with in all respects.

4.1.2. Representations and Warranties. The representations and warranties of the Company set forth in Section 2 shall be true and correct in all material respects and in each case as of the Closing Date as though made at and as of such date, except to the extent that they expressly refer to an earlier or specific time, in which case they shall be true and correct in all material respects as of such time.

4.1.3. Warrant Agreement. The Warrant Agreement, substantially in the form attached hereto as Exhibit A, shall have been duly executed and delivered by the Company to the Warrantholder.

4.2. Obligations of the Company. The obligations of the Company to consummate the transactions contemplated hereby shall be subject to the satisfaction of the following conditions (unless waived in writing by the Company):

4.2.1. Performance. All agreements, covenants and obligations required by the terms of this Agreement to be performed and complied with by the Warrantholder on or before the Closing Date shall have been so performed or complied with in all respects.

4.2.2. Representations and Warranties. The representations and warranties of the Warrantholder set forth in Section 3 shall be true and correct in all material respects and in each case as of the Closing Date as though made at and as of such date, except to the extent that they expressly refer to an earlier or specific time, in which case they shall be true and correct in all material respects as of such time.

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5. Miscellaneous.

5.1. Registration Rights. The Company will take commercially reasonable efforts to file a Registration Statement on Form S-1 with the Securities and Exchange Commission covering the resale of the Warrant Shares within 20 days of the execution of this Agreement and will take commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible thereafter.

5.2. Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email, with affirmative confirmation of receipt by Warrantholder and only if such affirmative confirmation is given, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the addresses on the signature pages below (or at such other address for a party as shall be specified by like notice).

5.3. Successors and Assigns. Subject to applicable securities laws and terms of this Agreement, this Agreement and the rights and obligations evidenced hereby shall inure to the benefit of the parties hereto and be binding upon their respective successors and permitted assigns.

5.4. Amendments and Waivers. The parties may waive or amend any provision of this Agreement if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Warrantholder and the Company, or in the case of an extension or waiver, by the party against whom the extension or waiver is to be effective. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

5.5. Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto; provided that the Warrantholder may assign any or all of its rights and obligations hereunder (including its rights and obligations to purchase any or all of the Warrants) to any other Warrantholder at any time prior to the Closing Date.

5.6. Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the transactions contemplated by this Agreement are consummated.

5.7. Governing Law. This Agreement shall be governed by the laws of the State of New York, its rules of conflict of laws notwithstanding. The Company and the Warrantholder hereby agree and consent to be subject to the non-exclusive jurisdiction of any federal or state Court located in the Borough of Manhattan, in the City of New York in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and to the jurisdiction of any direct appellate court therefrom. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided on the signature pages hereto.

5.8. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF, OR RELATING TO, THIS AGREEMENT (WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE).

5.9. Counterparts. This Agreement may be executed in two or more counterparts (including by means of facsimile or by scanned portable document format image), each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

5.10. Entire Agreement. This Agreement (including the Exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

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IN WITNESS WHEREOF, the undersigned have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Brand Engagement Network Inc.		Address for Notice:

By:	/s/ Paul Chang	Brand Engagement Network Inc.
Name:	Paul Chang	145 E. Snow King Ave.
Title:	Chief Executive Officer	PO Box 1045
Jackson, WY 83001
With a copy to (which shall not constitute notice):		E-Mail: paul.chang@beninc.ai

Haynes and Boone LLP
2801 N. Harwood St. Suite 2300
Dallas, TX 75201
Attention: Matthew L. Fry, Esq.
Email: matt.fry@haynesboone.com

[Signature Page to Warrant Purchase Agreement]

[WARRANTHOLDER SIGNATURE PAGES TO WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Joseph C. Cohen Trust

Signature of Authorized Signatory of Purchaser:	/s/ Joseph Cohen

Name of Authorized Signatory: Joseph Cohen

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ****

Address for Notice to Purchaser: ****

Warrant Shares: 185,000

EIN/SSN: ****

[Signature Page to Warrant Purchase Agreement]

[WARRANTHOLDER SIGNATURE PAGES TO WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: LionCompass, LLC

Signature of Authorized Signatory of Purchaser:	/s/ Patrick O. Nunally

Name of Authorized Signatory: Patrick O. Nunally

Title of Authorized Signatory: Partner

Email Address of Authorized Signatory: ****

Address for Notice to Purchaser: ****

Warrant Shares: 170,820

EIN/SSN: ****

[Signature Page to Warrant Purchase Agreement]

[WARRANTHOLDER SIGNATURE PAGES TO WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: L5 Irrevocable Shareholder Trust

Signature of Authorized Signatory of Purchaser:	/s/ James D. Henderson Jr.

Name of Authorized Signatory: James D. Henderson Jr.

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ****

Address for Notice to Purchaser: ****

Warrant Shares: 486,180

EIN/SSN: ****

[Signature Page to Warrant Purchase Agreement]

[WARRANTHOLDER SIGNATURE PAGES TO WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Watch Out! Shareholder Trust

Signature of Authorized Signatory of Purchaser:	/s/ Blake Lucas

Name of Authorized Signatory: Blake Lucas

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ****

Address for Notice to Purchaser: ****

Warrant Shares: 118,000

EIN/SSN: ****

[Signature Page to Warrant Purchase Agreement]

EXHIBIT A

Form of Warrant Agreement

[Attached]

Exhibit A